STOCKHOLDERS' EQUITY	9 Months Ended
Sep. 30, 2015
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
8. STOCKHOLDERS’ EQUITY

On July 7, 2015, the Board granted  300,000 shares of fully vested common stock to a third party for consulting services. The shares were subsequently issued on August 26, 2015 and the Company fair valued the shares at grant date and  recorded $186,000 as share-based  compensation expense during the three months ended September 30, 2015.

On August 10, 2015 (the “Effective Time”), Takung Art Co., Ltd (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a reverse stock split of its issued and outstanding shares of common stock at a ratio of 1-for-25 (the “Reverse Stock Split”). The Reverse Stock Split was approved by the Company’s board of directors and by written consent of the holders of a majority of the Company’s issued and outstanding common stock.

Upon filing of the Certificate of Amendment, every twenty-five shares of the Company’s issued and outstanding common stock were automatically converted into one issued and outstanding share of common stock, without any change in par value per share. The Reverse Stock Split will be applied to all shares of the Company’s common stock outstanding immediately prior to the Effective Time. In addition, the Reverse Stock Split will effect a reduction in the number of shares of common stock issuable upon the conversion of shares of preferred stock or upon the exercise of stock options or warrants outstanding immediately prior to the effectiveness of the Reverse Stock Split. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will be entitled to rounding up their fractional shares to the nearest whole number.